UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 6, 2018

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	N/A
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02              Results of Operations and Financial Condition.

On February 6, 2018, Janus Henderson Group plc (“JHG”) issued a press release reporting its financial results for the fourth quarter and full year 2017. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being furnished herewith.

Exhibit Number	Description

99.1	Janus Henderson Group plc press release reporting its financial results for the fourth quarter and full year 2017.
99.2	Janus Henderson Group plc fourth quarter and full year 2017 earnings presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: February 6, 2018	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer